GUARANTY

This Guaranty (the "Guaranty") is made this 22 day of May 2012, executed and delivered by **PROTEA BIOSCIENCES, INC.**, a Delaware corporation (hereinafter also referred to as "Guarantor") to **WEST VIRGINIA HIGH TECHNOLOGY CONSORTIUM FOUNDATION**, a West Virginia nonprofit corporation (hereinafter referred to as "Lender").

WITNESSETH:

WHEREAS, Lender and Protea Biosciences Group, Inc., a Delaware corporation and the parent corporation of Guarantor (hereinafter also referred to as "Borrower") entered into a certain Loan Agreement dated the 24th day of May, 2012 (the "Loan Agreement") whereby Lender agreed to make and did make to Borrower a loan, under a secured convertible note, for the purpose of the purchase of equipment (the "Equipment") in the amount of Two Hundred Thousand Dollars ($200,000) (the "Loan");

WHEREAS, the Guarantor does and will hold title to the Equipment, and, as such, will benefit from the Loan; and

WHEREAS, Borrower has read the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), has indicated its acceptance of the Loan Agreement by execution of the Loan Agreement and has discussed the Loan Agreement and the other Loan Documents with its attorney;

WHEREAS, Guarantor offers this Guaranty as an inducement to Lender to make the Loan to Borrower, and Lender is not willing to make the Loan in the absence of such Guaranty.

NOW, THEREFORE, Guarantor covenants and agrees as follows:

Section 1. Certain Definitions. In addition to other words and terms defined elsewhere in this Guaranty, as used herein, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly otherwise requires:

(a) "Guaranteed Obligations" means (i) all amounts payable by Borrower to Lender pursuant to or under the Secured Convertible Note, the Loan Agreement, the Security Agreement and the other Loan Documents, and (ii) all covenants, agreements and undertakings to be performed and discharged by Borrower under and pursuant to the Loan Documents;

(b) "Collateral" means that certain equipment, referred to in the Security Agreement entered by Guarantor, and for which Lender shall perfect a UCC-1 interest; and

(c) All capitalized terms utilized herein, unless otherwise defined, shall have the same meanings as in the Term Sheet, the Secured Convertible Note, the Loan Agreement and the Security Agreement.

Section 2. Guaranty.

(a) Guarantor hereby absolutely and unconditionally guarantees to Lender, and agrees to become surety for, timely and faithful performance and discharge by Borrower of the Guaranteed Obligations, including, without limitation, the due and punctual payment of the Guaranteed Obligations and every part thereof as and when the Guaranteed Obligations shall become due and payable in accordance with the terms thereof, at whatever time and for whatever reasons, including but not limited to acceleration, maturity or otherwise.

(b) The obligations of Guarantor hereunder are those of a maker, absolute and unconditional, and shall remain in full force and effect until Guarantor shall have fully and satisfactorily discharged its obligations to Lender under this Guaranty, irrespective of the genuineness, validity, regularity or enforceability of the Loan Documents, any lien or security interest in the equipment or personal property that secures the Loan and Collateral, or of any assignment, modification, impairment, release or termination thereof, and shall not be released, discharged or impaired in any way by reason of, and Lender shall not have any liability to Guarantor for:

(i) any failure of Lender to retain or preserve any rights against any person or the Collateral;

(ii) the invalidity of any rights which Lender may attempt to obtain;

(iii) the lack of prior enforcement by Lender of any rights against any person or the Collateral;

(iv) the dissolution of Lender;

(v) the waiver, exchange, surrender, extension, amendment, refinancing, acceleration, increase, compromise, settlement,

renewal, indulgence, modification, release (including the release or substitution of Collateral) or termination of any or all of the obligations, covenants or agreements of Borrower;

(vi) the failure to give notice to Guarantor of the occurrence of a breach of this Guaranty or of a breach of any other Loan Document,

(vii) the extension of the time for payment of any amount owing or payable under any of the Loan Documents or of the time for performance of any obligations, covenants or agreements under or arising under any document relating to the Loan Documents,

(viii) the taking or the omission of any of the actions referred to in any of the Loan Documents or of any actions under this Guaranty,

(ix) any election of remedies by Lender which results in deficiency, including any such elections which, for any reason, preclude a pursuit of the deficiency against Borrower; and

(x) the insolvency, bankruptcy or dissolution of Borrower.

The obligations of Guarantor hereunder shall not be affected in any way by any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law hereinafter initiated by or against Borrower or Lender. Lender need not exhaust any remedies against Borrower, the Collateral or any other person before proceeding against Guarantor hereunder.

(c) For purposes of this Guaranty, Guarantor hereby unconditionally and expressly waives, as conditions precedent to the enforcement of the obligations of Guarantor hereunder: (i) demand for payment, protest and notice of nonpayment or dishonor, provided that Guarantor will be entitled to any notice to which Borrower is entitled under the Loan Documents; and (ii) all other notices and demands (including without limitation, notice of the acceptance of this Guaranty or of the intention to act in reliance hereon, presentment and demand for payment of the Note or the Guaranteed Obligations). Guarantor also hereby waives (i) any right to require, and the benefit of all laws now or hereafter in effect giving Guarantor the right to require, any prior enforcement against Borrower or the Collateral before proceeding against Guarantor, (ii) notice of disposition of any security for the Note or the Guaranteed Obligations, and (iii) all suretyship and guarantor defenses generally, including those defenses already waived in this Guaranty, failure of contract, failure to give Guarantor notice of default under any of the Loan Documents, failure of Lender to convey to Guarantor adverse information concerning Borrower, failure to give notice of material alteration of the Guaranteed Obligations, impairment of the Collateral, whether or not the result of Lender's action or inaction, failure to notify of any foreclosure sale concerning the Collateral or failure to hold a commercially reasonable foreclosure sale. Guarantor agrees that any delay in enforcing or failure to enforce any such rights or in making demand on Guarantor under this Guaranty shall not in any way affect the liability of Guarantor hereunder, even if any such rights are lost or impaired.

Section 3. Recovery of Payments. Guarantor agrees that in the event any amounts are paid by Guarantor to Lender pursuant to this Guaranty, its liability hereunder shall continue and remain in full force and effect in the event that all or any part of any such payment is thereafter recovered as a preference or fraudulent transfer under any applicable bankruptcy or insolvency law.

Section 4. Waiver of Subrogation. Guarantor hereby waives all rights of subrogation, contribution or similar rights which Guarantor may have against Borrower as a result of any payment to Lender under the terms of this Guaranty or the other Loan Documents until Lender receives payment in full of all Guaranteed Obligations.

Section 5. Incorporation of Loan Agreement Provisions, Additional Covenants.

(a) Borrower has executed the Loan Agreement, acknowledging its terms and for the purposes of making certain representations, warranties, covenants and agreements to and with Lender, as more fully set forth in the Loan Agreement and which are incorporated herein by reference, as if fully set forth herein.

(b) Without Lender's prior written consent, Guarantor shall not allow or permit the sale, assignment, pledge or transfer by any owner thereof of stock or ownership interests in Borrower or Gurantor in the Collateral.

Section 6. Guarantor's Covenants. Guarantor hereby covenants and agrees that, so long as the Loan or any other of the Guaranteed Obligations remain outstanding and unpaid, Guarantor shall not (i) grant or allow to exist on any portion of the Collateral any deed of trust or other lien or encumbrance of any nature (other than liens that secure the Lender and West Virginia Economic Development Authority consistent with the purchase thereof and liens for real estate taxes not yet due or payable), or (ii) grant or extend to any other person, firm or corporation a negative pledge with respect to the Collateral or any part thereof of the same or similar nature.

Section 7. Payment. Guarantor hereby guarantees that the Guaranteed Obligations for the payment of money will be paid to Lender in lawful currency of the United States of America at the office of Lender.

Section 8. Financial Information. Guarantor will furnish to Lender, within the time periods specified by Lender, the financial statements and other information and documents required to be submitted by Borrower under the Loan Agreement.

Section 9. Fees and Expenses. Guarantor shall pay on demand all costs and expenses (including all reasonable fees and expenses of counsel) of Lender in connection with this Guaranty and the transactions contemplated hereby, including: (i) any amendment, modification or waiver of, or consent with respect to, this Guaranty or advice in connection with its rights hereunder; (ii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower, Guarantor or any other person) in any way relating to this Guaranty or any other agreements to be executed or delivered in connection herewith, whether as party, witness,

or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case, proceeding or action (and any appeal or review) in connection with a case under the bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or similar insolvency law; (iii) any attempt to enforce any rights of Lender against Guarantor; and (iv) such costs and expenses as may arise by reason of an Event of Default and any enforcement or collection proceedings resulting therefrom or any amendment, modification or wavier of, or consent with respect to, this Guaranty in connection with an Event of Default.

Section 10. Indemnity. Guarantor shall indemnify and hold Lender, its respective affiliates, and their respective officers, directors, employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions, costs, fines, deficiencies, penalties, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees and disbursements and other costs of investigations or defense, including those incurred upon any appeal) (each, a "Claim") which may be instituted or asserted against or incurred by such Indemnified Person as the result of the transactions contemplated by this Guaranty or any other Loan Document or otherwise arising in connection with the transactions contemplated hereunder and thereunder, regardless of whether the Indemnified Person is a party to such Claim; provided, that Guarantor shall not be liable for any indemnification to such Indemnified Person with respect to any portion of any such Claim which results solely from such Indemnified Person's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. NEITHER LENDER NOR ANY OTHER INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HERETO, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PARTY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR THE COLLATERAL.

Section 11. No Waiver. No failure on the part of Lender, at any time or times, to require strict performance by Guarantor with any provision of this Guaranty or any of the other Loan Documents shall waive, affect or diminish any right of the Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver of an Event of Default shall not suspend, waive or affect any Event of Default whether the same is prior to or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Guarantor contained in this Guaranty or any of the other Loan Documents and no Event of Default by Borrower shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing, signed by an officer of or other authorized employee of Lender and directed to Guarantor specifying such suspension or waiver.

Section 12. Miscellaneous.

(a) No delay or failure on the part of Lender in exercising any right, remedy, power or privilege hereunder shall affect such right, remedy, power or privilege, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, remedy, power or privilege preclude any further exercise thereof of any right, remedy, power or privilege. The rights and remedies of Lender hereunder are cumulative and not exclusive of any rights or remedies that it would otherwise have.

(b) Upon termination of the Loan Agreement and other Loan Documents and payment in full of the Note, the other Guaranteed Obligations and other amounts covered hereby and the full performance and discharge of any other obligations arising under the Loan Agreement, the Security Agreement and the other Loan Documents, this Guaranty shall terminate and be of no further force and effect. Until such time, however, this Guaranty shall bind Guarantor and its successors, assigns, and personal representatives and shall inure to the benefit of Lender; provided, however, that Guarantor may not assign all or any part of this Guaranty without the prior written consent of Lender.

(c) This Guaranty shall be governed by, construed, and enforced in accordance with the laws of the State of West Virginia.

(d) The section headings in this Guaranty are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof.

(e) If any provision of this Guaranty shall for any reason be held invalid or unenforceable, to the fullest extent permitted by law, such invalidity or unenforceability shall not affect any other provision hereof, but this Guaranty shall be construed as if such invalid or unenforceable provision had never been contained herein.

(f) This Guaranty is binding on Guarantor and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

(g) This Guaranty constitutes the entire agreement between and among the parties hereto relating to the subject matter hereof, incorporates or rescinds all prior agreements and understandings between and among the parties hereto relating to the subject matter hereof, and cannot be changed or terminated orally or by any course of dealing, course of performance or trade usage, and shall be deemed effective as of the date they are accepted by Lender.

(h) Guarantor and Lender agree that any action or proceeding to enforce, or arising out of, this Guaranty may be commenced in the Circuit Court of Marion County, West Virginia or any United States District Court sitting in West Virginia; and Guarantor waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to Guarantor, or as otherwise provided by the laws of the

United States of America. GUARANTOR AGREES THAT, BECAUSE OF THE COMPLEXITIES OF COMMERCIAL TRANSACTIONS AND THE NEED FOR EXPEDITIOUS RESOLUTION OF DISPUTES, ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE BEFORE A COURT SITTING WITHOUT A JURY, AND GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ALL SUCH LITIGATION.

Section 13. Waiver of Notice. Guarantor hereby waives any and all notice of the creation, renewal, extension, amendment, modification, refinancing, default or accrual of the Note or any of the Guaranteed Obligations and notice of or proof of reliance by Lender upon this Guaranty or acceptance of this Guaranty, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty, and all dealings between Borrower and Lender or Guarantor and Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

Section 14. Notice. Any notice to Lender shall be deemed effective, if sent by registered or certified mail, when delivered to the post office, or if sent by regular mail, when received by Lender at:

West Virginia High Technology Consortium Foundation
1000 Technology Drive, Suite 1000
Fairmont, West Virginia 26554
Attn: Guy Peduto, Director of INNOVA

and any notice to Guarantor shall be deemed effective, if sent by certified or registered mail, when delivered to the post office and if sent by regular mail, when received by Guarantor at:

Protea Biosciences, Inc.
955 Hartman Run Road
Morgantown, WV 26507
Attn.: Stephen Turner, President

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IN WITNESS WHEREOF, the undersigned by its duly authorized officer has executed and delivered this Guaranty to Lender as of the date first above written.

PROTEA BIOSCIENCES, INC.,
a Delaware corporation

By: /s/ Stephen Turner
Stephen Turner
Its: President

STATE OF WEST VIRGINIA,

COUNTY OF Monongalia, to wit:

The foregoing instrument was acknowledged before me this 22 day of May 2012 by Stephen Turner, on behalf of Protea Biosciences, Inc., a Delaware corporation, on behalf of said corporation.

My commission expires: September 2, 2018

[SEAL]

Official Seal
Notary Public
State of West Virginia
Lauren B. Ferrell
918 Stewart St. #11, Morgantown, WV 26505
My Commission Expires September 2, 2018

/s/ Lauren Ferrell
Notary Public